October 22, 2024

MEEHAN FOCUS FUND

(MEFOX)

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated December 29, 2023

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, as set forth below. For more information on the Fund or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.meehanmutualfunds.com or call the Fund toll free at 1-866-884-5968.

The following changes are made in the Prospectus and SAI for the Fund:

Effective October 3, 2024, upon the passing of Thomas P. Meehan, Chairman and Lead Portfolio Manager of the Fund's investment adviser, Edgemoor Investment Advisors, Inc. (the "Adviser"), all references to Mr. Thomas P. Meehan with respect to the Fund are hereby removed from the Prospectus and SAI. Paul P. Meehan remains as President and Chief Compliance Officer of the Adviser, and Portfolio Manager of the Fund, and no changes to the Fund’s investment objectives or principal investment strategies are contemplated at this time.

Investors Should Retain this Supplement for Future Reference.